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PATIENT SAFETY TECHNOLOGIES, INC.

Craig-Hallum 3rd Annual Alpha Select Conference

September 2012

Forward looking statements

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Patient Safety Technologies, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by the Company with the Securities and Exchange Commission, including the Form 10-K.

Non-GAAP measures

To supplement the Company's presentation of revenue and operating income and (loss) measured in accordance with GAAP, we use a non-GAAP measure of revenue, herein defined as Normalized Revenue, and a non-GAAP measure of operating income, herein defined as Adjusted Operating Income (in the event this amount is negative it is herein defined as Adjusted Operating Loss). Reconciliation of GAAP revenue to Normalized Revenue and operating income to Adjusted Operating Income or Loss for the second quarters of 2012 and 2011 are shown above. How we define these non-GAAP measures herein may not be consistent with how we have defined this non-GAAP measure historically, including but not limited to including the impact from Forward Order revenue, or stocking order revenue (see the Company's Quarterly Report on Form 10-Q for a discussion on the Forward Order).

Non-GAAP measures are provided to enhance investors' overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that the use of non-GAAP revenue and operating income provides meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes these non-GAAP measures, which excludes the effects of the Forward Order and the non-cash expenses of depreciation, amortization and stock based compensation (and occasionally along with certain events believed to be one time in nature) when viewed with GAAP results and the accompanying reconciliation, enhances the comparability of results against prior periods and allows for greater transparency of financial results. The Company believes these non-GAAP measures facilitate management's internal comparison of the Company's financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of these non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.


1 in 8,000
Estimated occurrence rate
4,000
Incidents per year in the US
11
Everyday
$413,000
Estimated per incident costs
$1.7B
Avoidable costs per year

The SurgiCount Safety-Sponge® System

100 million+ Safety-Sponges® successfully accounted for

5 million+ Successful procedures

275+ Customer hospitals

7 *U.S. News and World Report* Best Hospitals Honor Roll users

0 Safety-Sponges® unaccounted for


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Clinically proven to help eliminate retained surgical sponges

Overview

- Patient Safety Technologies, Inc. conducts its operations through a single wholly-owned operating subsidiary: SurgiCount Medical, Inc.
- The Company's core offering, the Safety-Sponge® System, is a proven, cost-effective and market leading solution to one of the most common errors in surgery, retained surgical sponges
- Well positioned to become the standard of care in an approximately $450 million domestic market opportunity, international approximately two fold
- Market leading, world class customer base
- Numerous favorable trends driving accelerating adoption
- Multiple product extensions to expand addressable market and drive accelerated adoption
- Attractive business model with significant operating leverage
- Poised for continued growth, increased profitability

An introduction to the SurgiCount Safety-Sponge® System

SurgiCounter™



Safety-Sponges®



SurgiCount360™



- More accurate sponge counts
- Post-operative evidence based outcomes and complete documentation solution

Providing <u>*net savings*</u> to user facilities

- National rate of occurrence estimated at 1 in 8,000 general surgeries
- Estimated average national per event costs of $413,000, **$51.63 per procedure**, ***significantly more than the estimated cost per procedure of implementing the Safety-Sponge® System***



1 Retained Sponge per 8,000 Procedures(1)
Costs Per Incident(2):
Legal $345, 000
Medical $68,000
$413,000
$51.63 per procedure

- Legal costs are trending upwards every year
- ***Does not*** include other economic costs, or the real human costs
  - Loss of reputation for involved institutions and clinicians within their communities
  - OR and personnel time, government fines

(1) Estimate based on: Cima R. Kollengode A, Garnatz J, Storsveen A, Weisbrod C, Deschamps C. Incidence and characteristics of potential and actual retained foreign object events in surgical patients. Journal of the American College of Surgeons. 2008; 248:80-87.

(2) Legal: CRICO/RMF Strategies, "2009: Annual Benchmarking Report *Malpractice Risks in Surgery*.", U.S. Health and Human Services. Medical: Average CMS payout per retained sponge incident in 2006.

World class customer base

- 275+ current community, government and teaching hospitals, including 7 US News and World Report 2012-13 Best Hospitals Honor Roll recipients

The market leading retained sponge prevention solution

- More total users than all competing solutions, combined
- More Honor Roll users than all competitors, combined
- The fastest growing RSS solution
- Most evidence of clinical efficacy
- Only solution supported by independent clinical research
- Most IDN wide implementations
- Largest IDN customer

Validated by the most extensive research ever performed on retained surgical sponges


The Joint Commission

Journal on Quality and Patient Safety

Improvement from Front Office to Front Line

February 2011 Volume 37 Number 2

Eliminating Retained Surgical Sponges

"After 18 months of continuous use of the data-matrix–coded sponge system throughout our surgical practice, in which some 1,862,373 sponges were counted, we had no retained-sponge events." —Cima et al. (p. 55)

Features

Performance Improvement

- Using a Data-Matrix–Coded Sponge Counting System Across a Surgical Practice: Impact After 18 Months

Organizational Change and Learning

- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 1
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 2

Adverse Events

- The Cost of Serious Fall-Related Injuries at Three Midwestern Hospitals

Health Professions Education

- Trainees' Perceptions of Patient Safety Practices: Recounting Failures of Supervision

Joint Commission Resources

- Multi-year, independent clinical research study on retained surgical sponges recently published in the February 2011 edition of *The Joint Commission Journal on Quality and Patient Safety*
- Key results from the study include:
  - Prior to implementation, a retained sponge occurred on average every 64 days
  - During the study 87,404 procedures were performed over 18 months using 1.9 million Safety-Sponges®, ***none*** were retained
  - Use of the solution caused no workflow disruption or increase in case duration
  - Staff satisfaction was acceptable with a high degree of trust in the system
  - The Safety-Sponge® System was found to be highly reliable and cost effective

Business model overview

- Outsourced manufacturing and partnered distribution strategy
- Significant operating leverage with limited required investment
- Top tier supply chain partners allow for considerable manufacturing and distribution scale and capabilities

A PLUS INTERNATIONAL INC.

- Leading manufacturer of disposable medical and surgical supplies (estimated 35%+ market share)
- China based facilities, headquartered in Chino, CA

CardinalHealth

- Full coverage of entire U.S.
- Logistics, distribution, supply chain and sales / marketing support
- "Preferred RFO solution"

Favorable industry trends and business momentum

- Increased awareness of RSS's and availability of a proven, cost-effective solution
- Hospital consolidation intensifying
- Recent entry of GPOs in the RSS space
- Large, growing and influential customer base
  - Invaluable references
  - Growing pressure to adopt
- Rising costs of not implementing a solution
  - Expanding state level mandatory reporting, public availability of information, fines
  - Federal level economic drivers increasing
    - CMS / third party non-reimbursement, pay for performance pending
    - Reimbursement hold backs for poor outcomes expected to be significant motivator
- Growing preponderance of the use of barcodes throughout hospitals to address preventable errors / reduce costs

Customer base since implementation

- 257% growth year-over-year in total customer base
- 181% growth YTD
  - 51 new facilities implemented in Q1 2012
  - 65 in Q2 2012
  - 34 additional installed QTD Q3 2012
  - 26 pending implementation



Installed
Under contract with pending scheduled implementation
4
9
16
32
69
98
275
26
249
2006
2007
2008
2009
2010
2011
At 8/24/12

Revenues

($ in millions)

- Consistent revenue growth since product introduction
- Q2 2012 reported revenues of $4.4 million
- Recent growth in installed base not yet fully reflected in reported revenues



$0.1
$1.1
$2.8
$4.5
$5.9
$8.4
$17.6
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
Q2 2012 Run Rate

	FY2006	FY2007	FY2008	FY2009	FY2010	FY2011	Q2 2012 Run Rate
End of period installed facilities	4	9	16	32	69	98	215

Revenues for FY2010 and FYI 2011 excludes revenues recognized from the Cardinal Health Forward Order.

Q2 2012 summary

- Customer installed base up 179% y/y
- Reported total revenues of $4.4 million
  - Normalized revenue growth of 108%
- GAAP gross margins of 42%, cash gross margins of 50+%
- Reported operating expenses of $2.4 million
  - $500k of one-time implementation expenses
  - $308k of non-cash expenses
- Adjusted for non-cash expenses, the company generated positive operating income of $177k
- Positive cash flows from operations of $1.9 million
- Cash balance of $5.9 million, no debt

Q2 2012 Financial summary

($ in 000's)	**Q2 2012**	**Q2 2011**	***Growth***
Installed facilities	215	77	*179%*
Scheduled implementations	56	-	
Total customer base	**271**	**77**	***252%***
Reported Revenue	$4,403.5	$2,568.8	*71%*
Less: Forward Order effect	-	(451.7)	
Normalized Non-GAAP Revenue	**$4,403.5**	**$2,117.1**	***108%***
GAAP Gross Margins	*42%*	*50%*	
Cash Gross Margins	*50%*	*52%*	
Total reported operating expenses	**$2,379.2**	**$1,684.3**	
Reported Operating Income / (Loss)	**($523.8)**	**($411.7)**	
Less: Forward Order effect	-	(276.6)	
Plus: Stock based compensation	197.7	186.7	
Plus: Depreciation and amortization	503.3	201.9	
Adjusted Operating Income / (Loss)	**$177.2**	**($299.7)**	

Leveraging capable mobile computers to capture and provide additional information at the point of care..


SURGICOUNT
MEDICAL
Safety-Sponge
Camera
Checklist
Implant
Specimen
MORE
SCAN

- Image, audio and video capture
  - Secure camera application
  - Correct site surgery verification
- Intra-facility communication
- Safe surgery checklist performance and documentation tool
- Capturing other barcoded items
  - Specimens
  - Blood
  - Implant (UDI)
  - Billing items
  - Instrument trays

…and managing that data for improved patient safety, efficiency and reduced costs


SurgiCount
360
Cloud
AB+
Rh Positive

Summary

- PST provides the market leading solution to a large, profitable and accelerating category and is well positioned to become the standard of care
- Significant evidence supporting clinical efficacy and economic rationale
- Compelling customer value proposition
  - Improved patient outcomes, reduced preventable costs
- World class existing customer base
- Numerous trends driving accelerated market penetration
- Attractive business model with significant operating leverage
- Expanding product offering to drive continued penetration and additional revenue opportunities